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                                                                      EXHIBIT 99


                                 STAPLES, INC.

             PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON JUNE __, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY


         The undersigned, revoking all prior proxies, hereby appoint(s) Thomas
G. Stemberg, John J. Mahoney and Jack A. VanWoerkom, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Staples, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at Hale and Dorr LLP, 60 State
Street, Boston, Massachusetts, at [   ] p.m., local time, and at any
adjournment or postponement thereof.

         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of Directors, and FOR Proposals 2, 3 and 4. Attendance of the undersigned at the meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or affirmatively indicate the intent to vote in person.


                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

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 SEE REVERSE SIDE                                            SEE REVERSE SIDE
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1. To elect three Class 1 Directors to serve for a three-year term expiring at the 2004 Annual Meeting of Stockholders.

Nominees: 01 James L. Moody, 02 Martin Trust, 03 Paul F. Walsh

   FOR                    WITHHELD
   ALL                    FROM ALL
NOMINEES                  NOMINEES

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For all nominees except as noted above

MARK HERE FOR ADDRESS             MARK HERE IF YOU PLAN
CHANGE AND NOTE BELOW             TO ATTEND THE MEETING


                                                           FOR  AGAINST  ABSTAIN

2. To approve an amendment to the Company's Certificate of Incorporation to effect a recapitalization by reclassifying the Staples.com and Staples RD series of common stock.

3. To approve an amendment to the Company's Amended and Restated 1992 Equity Incentive Plan.

4. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

By checking the box to the right, I consent to future access of the Company's Annual Report, proxy statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me in connection with any future stockholder meeting until such consent is revoked. I understand that I may revoke any consent at any time by contacting the Company's transfer agent, Mellon Investor Services, Ridgefield Park, NJ and that costs typically associated with electronic access, such as usage and telephone charges, will be my sole responsibility.

Signature                     Signature                     Date
          ------------------            ------------------       --------------

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorized person.

                           * FOLD AND DETACH HERE *

                            YOUR VOTE IS IMPORTANT!
                      YOU CAN VOTE IN ONE OF THREE WAYS:
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                                VOTE BY INTERNET
                          24 hours a day, 7 days a week
  Follow the instructions at our Internet Address: http://www.eproxy.com/SPLS
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                                       or

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                                  VOTE BY PHONE
                          HAVE YOUR PROXY CARD IN HAND.
             Call toll-free 1-800-840-1208 on a touch tone telephone
                         24 hours a day, 7 days a week.
                    There is NO CHARGE to you for this call.
    You will be asked to enter your 11-digit Control Number, which is located in the box in the lower right hand corner of this form.
                        Follow the recorded instructions.
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                                       or

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                               VOTE BY PROXY CARD
            Mark, sign and date your proxy card and return promptly
                            in the enclosed envelope.
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If you wish to access future Annual Reports, Proxy Statements, Prospectuses and other communications electronically via the Internet and no longer receive printed materials, please provide your consent with your proxy vote.
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                  NOTE: If you voted by Internet or telephone,
                 THERE IS NO NEED TO MAIL BACK your proxy card.


THANK YOU FOR VOTING.